UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-24185

                         Date of Report: July 6, 2006


                   CHINA AOXING PHARMACEUTICAL COMPANY, INC.
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           (Exact name of registrant as specified in its charter)


              Florida                                   65-0636168
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   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization                   Identification No.)


        100 Wall Street, 15th Floor, New York, NY         10005
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        (Address of principal executive offices)        (Zip Code)


                           (212) 232-0120 ext. 221
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             (Registrant's telephone number including area code)


                      Central American Equities Corp.
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                (Former Name, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

Effective on July 6, 2006, Central American Equities filed with the Florida Department of State a Certificate of Amendment of its Certificate of Incorporation. The amendment (1) changed the name of the corporation to "China Aoxing Pharmaceutical Company, Inc." and (2) effected a reverse stock split of the corporation's common stock in the ratio of 1:4.

Item 9.01	Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on
        July 3, 2006, effective on July 6, 2006 at 6:00 p.m. Eastern Standard Time.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   China Aoxing Pharmaceutical Company, Inc.


Dated:  July 11, 2006              By: /s/ Zhenjiang Yue
                                   --------------------------------------
                                   Zhenjiang Yue, Chief Executive Officer